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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 1995

                      MERIDIAN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

         Pennsylvania                0-12364         23-2237529
 (State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)            File Number)      Ident. No.)

   35 North Sixth Street, Reading, Pennsylvania         19601
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (610) 655-2000

                               N/A
 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On October 10, 1995, Meridian Bancorp, Inc. ("Meridian") and CoreStates Financial Corp ("CoreStates") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The terms of the transaction described in the press release are qualified in their entirety by reference to the Agreement and Plan of Merger attached hereto as Exhibit 99.2 and incorporated by reference herein (the "Agreement").

     On October 10, 1995, Meridian and CoreStates entered into the Agreement, pursuant to which Meridian will be merged into CoreStates with CoreStates as the surviving corporation. In the merger, each share of Meridian common stock will, subject to certain adjustments, be exchanged for 1.225 shares of CoreStates common stock. The merger is expected to be closed during the second quarter of 1996, subject to the satisfaction of certain conditions, including among others, approval of the merger by Meridian and CoreStates' shareholders and receipts of required regulatory approvals. The transaction will be accounted for as a pooling of interests.

     Concurrently with execution of the Agreement, Meridian entered into a Stock Option Agreement with CoreStates pursuant to which Meridian granted CoreStates an option to purchase up to 11,506,698 shares of Meridian common stock at a price of $38-13/16 per share, exercisable only upon the occurrence of certain events. CoreStates has also entered into a Stock Option Agreement pursuant to which CoreStates granted Meridian an option to purchase up to 27,643,009 shares of CoreStates common stock at a price of $38-1/2 per share, exercisable only upon the occurrence of certain events. Copies of forms of the stock option agreements are attached as exhibits to the Agreement attached hereto as Exhibit 99.2.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Meridian Bancorp, Inc. and
               CoreStates Financial Corp, dated October 10, 1995.

          99.2 Agreement and Plan of Merger, dated as of
               October 10, 1995, by and between Meridian Bancorp,
               Inc. and CoreStates Financial Corp
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERIDIAN BANCORP, INC.

Dated:  October 11, 1995

                              By /s/Samuel A. McCullough
                                   Samuel A. McCullough
                                   Chairman and Chief Executive
                                   Officer
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                          EXHIBIT INDEX

Exhibit Number

     99.1      Press release of Meridian
               Bancorp, Inc. and CoreStates Financial Corp, dated
               October 10, 1995.

     99.2      Agreement and Plan of Merger, dated as
               of October 10, 1995, by and between
               Meridian Bancorp, Inc. and CoreStates
               Financial Corp